EXHIBIT 9
                                                                       ---------

                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:   September 29, 2005

                                        LEVCO ALTERNATIVE FUND, LTD.

                                        By: John A. Levin & Co., Inc.,
                                            its investment adviser


                                        By:  /s/ Norris Nissim
                                            -----------------------------------
                                            Name:  Norris Nissim
                                            Title: Vice President and General
                                                   Counsel



                                        PURCHASE ASSOCIATES L.P.

                                        By: Levco GP, Inc., its managing
                                            general partner


                                        By:  /s/ Norris Nissim
                                            -----------------------------------
                                            Name:  Norris Nissim
                                            Title: Vice President and General
                                                   Counsel


                                        PURCHASE ASSOCIATES II, L.P.

                                        By: Levco GP, Inc., its managing
                                            general partner


                                        By:  /s/ Norris Nissim
                                            -----------------------------------
                                            Name:  Norris Nissim
                                            Title: Vice President and General
                                                   Counsel


                                        ALVARADO CAPITAL PARTNERS, L.P.

                                        By: Levco GP, Inc., its managing
                                            general partner


                                        By:  /s/ Norris Nissim
                                            -----------------------------------
                                            Name:  Norris Nissim
                                            Title: Vice President and General
                                                   Counsel

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                                        LEVCO GP, INC.

                                        By:  /s/ Norris Nissim
                                            -----------------------------------
                                            Name:  Norris Nissim
                                            Title: Vice President and General
                                                   Counsel



                                        JOHN A. LEVIN & CO., INC.

                                        By:  /s/ Norris Nissim
                                            -----------------------------------
                                            Name:  Norris Nissim
                                            Title: Vice President and General
                                                   Counsel



                                        BKF CAPITAL GROUP, INC.

                                        By:  /s/ Norris Nissim
                                            -----------------------------------
                                            Name:  Norris Nissim
                                            Title: Vice President and General
                                                   Counsel